UNITED STATES SECURITIES AND EXCHANGE COMMISSION WASHINGTON, DC 20549
FORM 8-K
CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported) September 9, 2022
Rocket Companies, Inc.
(Exact name of registrant as specified in its charter)
Delaware	001-39432	84-4946470
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)
1050 Woodward Avenue
Detroit, MI 48226
(Address of principal executive offices) (Zip Code)
(313) 373-7990
(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Class A common stock, par value $0.00001 per share	RKT	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01    Entry into Material Definitive Agreement.

Citibank, N.A. Master Repurchase Agreement Renewal
On September 9, 2022, Rocket Mortgage, LLC (the “Company”), a Michigan limited liability company and indirect subsidiary of Rocket Companies, Inc., as Seller, and Citibank, N.A. ("Citibank"), as Buyer, entered into Amendment Number Eight to the Pricing Side Letter for the Master Repurchase Agreement (the "MRA Amendment"), which extended the expiration date of the existing Master Repurchase Agreement, dated as of September 4, 2019, as amended through the date hereof, by and between Citibank, as Buyer, and the Company (the "Citi Master Repurchase Agreement"), from September 22, 2023 to September 9, 2024 and effectuated certain other technical changes to the Citi Master Repurchase Agreement. The MRA Amendment also decreased the facility amount from $2.0 billion to $1.5 billion.

Citibank, N.A. MSR Facility Amendment
On September 9, 2022, the Company, as borrower, entered into Amendment Number One to both the MSR Facility (the “MSR Amendment”) and the related side letter with Citibank, as lender. The MSR Amendment supplements the Citi Master Repurchase Agreement by increasing the sublimit of the line providing for mortgage loan servicing (“MSR”) financing from $1.0 billion to $1.5 billion. Proceeds of the borrowings under the sublimit will be used to fund servicer advances or purchases of MSRs. Borrowings under the sublimit are secured by certain government-sponsored enterprise MSRs.

The foregoing description of the MSR Amendment does not purport to be complete and is subject to, and qualified in its entirety by reference to the full text of the MSR Amendment, a copy of which will be filed with the quarterly report on Form 10-Q of Rocket Companies, Inc. for the period ending September 30, 2022.

Following the execution of the MRA Amendment and MSR Amendment, as of September 9, 2022, the total funding capacity of the Company, including pursuant to all master repurchase agreements, early funding facilities, unsecured lines of credit, MSR lines of credit and early buy out facilities, was decreased to $28.85 billion. This figure compares with $29.6 billion and $33.5 billion as of June 30, 2022 and March 31, 2022, respectively.

Item 2.03     Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information contained under Item 1.01 above is hereby incorporated in this Item 2.03 by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 9, 2022

ROCKET COMPANIES, INC.

By:	/s/ Julie Booth
Name:	Julie Booth
Title:	Chief Financial Officer and Treasurer